                                                                 Exhibit 10.1(b)

                      AMENDMENT NO. 6 TO CREDIT AGREEMENTS

     AMENDMENT NO. 6 dated as of May 13, 2002 to each of the Second Amended and Restated Credit Agreement (as heretofore amended, the "Second AR Credit Agreement") and the Credit Agreement (as heretofore amended, the "June 2000 Credit Agreement"; the Second AR Credit Agreement and the June 2000 Credit Agreement are together the "Credit Agreements" and each is individually a "Credit Agreement"), each dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the "Administrative Agent") and, in the case of the Second AR Credit Agreement only, as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have agreed to amend each of the Credit Agreements as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                                  Definitions

     Section 1.01. Definitions. (a) As used herein, capitalized terms defined in, or defined by reference in, both Credit Agreements with identical meanings and not otherwise defined herein, have the respective meanings provided for in the Credit Agreements, and capitalized terms not otherwise defined herein that are defined in, or by reference in, one of the Credit Agreements and not defined in the other Credit Agreement, have the respective meanings provided for in the Credit Agreement wherein such term is defined.

     (b) Each reference to "Bankers Trust Company" or "BTCo" in each of the Credit Agreements, shall from the date hereof refer to "Deutsche Bank Trust Company Americas" and "DB", respectively.

                                   ARTICLE 2
                                   Amendment

     Section 2.01. Amendment to Definitions. The definition of "Mandatory Prepayment Excess Amount" in the Second AR Credit Agreement is amended by replacing the phrase "the Mandatory Prepayment Excess Amount in connection with the KCAL Asset Sale shall be $50,000,000 regardless of the amount that would otherwise be applicable without regard to this proviso" with the phrase "the Mandatory Prepayment Excess Amount in connection with the KCAL Asset Sale shall be zero regardless of the amount that would otherwise be applicable without regard to this proviso."


     Section 2.02. Revolving Advances. Notwithstanding any provision of the Second AR Credit Agreement, commencing immediately following the consummation of the KCAL Asset Sale and the repayment of the Revolving Advances resulting therefrom required pursuant to Section 2.08(c) of the Second AR Credit Agreement, the Borrower may not request Revolving Advances, Swingline Advances or Letters of Credit if immediately after such Advance or the issuance of such Letter of Credit, the sum of the aggregate principal amount of all Revolving Advances, Swingline Advances and Letter of Credit Obligations would exceed $50,000,000, unless and until the Debt to Operating Cash Flow Ratio as of the last day of at least one Fiscal Quarter ended after the date hereof was equal to or less than 6.5x as set forth in a Notice of Debt to Operating Cash Flow Ratio and immediately before such request the aggregate amount of the cash and Temporary Cash Investments held by the Borrower or any Guarantor (excluding Permitted Acquisition Deposits) is less than $25,000,000.

                                   ARTICLE 3
                                 Miscellaneous

     Section 3.01. Representations Correct: No Default. The Borrower represents and warrants that on and as of the date hereof: the representations and warranties contained in each of the Credit Agreements and each of the other Loan Documents are correct; and no event has occurred and is continuing which (assuming the effectiveness of this Amendment) constitutes (or would constitute) a Default.

     Section 3.02. Effectiveness. (a) This Amendment No. 6 shall become effective upon the date (the "Effective Date") when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor, the Majority Lenders, the Majority RC Lenders and the Issuing Bank (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), but only if such counterparts or confirmations are received prior to the consummation of the KCAL Asset Sale; if they are not so received, the Effective Date cannot and shall not ever occur.

     (b) If the Effective Date occurs, the Borrower shall pay the Administrative Agent, in immediately available funds, for the account of each Lender (a "Consenting Lender") that has evidenced its agreement hereto as provided in
Section 3.02(a) by 3:00 P.M. (New York City time) on May 13, 2002, an amendment fee in an amount equal to (i) 0.05% of the aggregate outstanding principal amount of such Consenting Lender's Term

Loan B Advances and (ii) 0.25% of the Revolving Credit Commitment of each Consenting Lender (determined as of the opening of business on the Effective
Date). Such amendment fees shall be due to the Administrative Agent on May 14, 2002.

     Section 3.03. Governing Law. THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


     Section 3.04. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of either of the Credit Agreements or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.


     Section 3.05. Execution in Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective authorized officers as of the date first above written.

                                   YOUNG BROADCASTING INC.

                                   By: /s/ James A. Morgan
                                      ------------------------------------------
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                               BANKS
                               -----

                                   ADDISON CDO, LIMITED (Acct 1279)
                                   By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor


                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                   Title: Executive Vice President


                                   AIMCO CDO SERIES 2000-A




                                   By: /s/ Jerry D. Zinkula
                                      ------------------------------------------
                                   Title: Authorized Signatory


                                   By: /s/ Chris Goergen
                                      ------------------------------------------
                                   Title: Authorized Signatory




                                   ALLSTATE LIFE INSURANCE COMPANY


                                   By: /s/ Jerry D. Zinkula
                                      ------------------------------------------
                                   Title: Authorized Signatory


                                   By: /s/ Chris Goergen
                                      ------------------------------------------
                                   Title: Authorized Signatory




                                   AMEX-SEQUILS-CENTURION V, LTD.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   AMMC CDO II, LIMITED

                                   By: American Money Management Corp.,
                                       as Collateral Manager

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   APEX (IDM) CDO I, LTD.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:






                                   APEX (TRIMARAN) CDO I, LTD.
                                   By: Trimaran Advisors, L.L.C.



                                   By: /s/ David M. Millison
                                      ------------------------------------------
                                   Title: Managing Director





                                   ARES III CLO LTD.
                                   By:  ARES CLO Management LLC,
                                        Investment Manager

                                   By: /s/ Seth J. Brufsky
                                      ------------------------------------------
                                   Title: Vice President





                                   ARES IV CLO, LTD.
                                   By:  ARES CLO Management IV, L.P.,
                                        Investment Manager
                                   By:  Ares CLO GP IV, LLC, Its
                                        Managing Member


                                   By: /s/ Seth J. Brufsky
                                      ------------------------------------------
                                   Title: Vice President

                                   ARES LEVERAGED INVESTMENT FUND L.P.
                                   By:  ARES Management, L.P.
                                   Its: General Partner


                                   By: /s/ Seth J. Brufsky
                                      ------------------------------------------
                                   Title: Vice President




                                   ARES LEVERAGED INVESTMENT FUND II, L.P.
                                   By:  ARES Management II, L.P.
                                   Its: General Partner



                                   By: /s/ Seth J. Brufsky
                                      ------------------------------------------
                                   Title: Vice President




                                   ATHENA CDO, LIMITED (Acct 1277)
                                   By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor


                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                   Title: Executive Vice President




                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ Tefta Ghilaga
                                      ------------------------------------------
                                   Title: Executive Director




                                   CAPTIVA III FINANCE LTD. (Acct 275)
                                   as advised by Pacific Investment
                                   Management Company LLC

                                   By: /s/ David Dyer
                                      ------------------------------------------
                                   Title: Director

                                   CARLYLE HIGH YIELD PARTNERS, L.P.


                                   By: /s/ Linda Pace
                                      ------------------------------------------
                                   Title: Principal




                                   CARLYLE HIGH YIELD PARTNERS II, LTD.


                                   By: /s/ Linda Pace
                                      ------------------------------------------
                                   Title: Principal




                                   CARLYLE HIGH YIELD PARTNERS III


                                   By: /s/ Linda Pace
                                      ------------------------------------------
                                   Title: Principal




                                   CARLYLE HIGH YIELD PARTNERS IV, LTD


                                   By: /s/ Linda Pace
                                      ------------------------------------------
                                   Title: Principal




                                   CENTURION CDO II LTD.
                                   By:  American Express Asset
                                        Management Group Inc., as Collateral
                                        Manager


                                   By: /s/ Steven B. Staver
                                      ------------------------------------------
                                   Title: Managing Director

                                  CENTURION CDO III, LIMITED
                                  American Express Asset Management Group Inc.
                                  as Collateral Manager

                                  By: /s/ Steven B. Staver
                                     ------------------------------------------
                                  Title: Managing Director




                                  COLUMBUS LOAN FUNDING, LTD.
                                  By: Travelers Asset Management
                                      International Company, LLC

                                  By: /s/ Pamela Westmoreland
                                     ------------------------------------------
                                  Title: Vice President




                                  CREDIT INDUSTRIEL ET
                                  COMMERCIAL

                                  By: /s/ Marcus Edward
                                     ------------------------------------------
                                  Title: Vice President


                                  By: /s/ Anthony Rock
                                     ------------------------------------------
                                  Title: Vice President




                                  DELANO COMPANY (Acct 274)
                                  By: Pacific Investment Management Company LLC,
                                      as its Investment Advisor


                                  By: /s/ Mohan V. Phansalkar
                                     ------------------------------------------
                                  Title: Executive Vice President




                                  DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  as Lender and as Issuing Bank

                                  By: /s/ Gregory Shefrin
                                     ------------------------------------------
                                  Title: Director

                                   ELC (CAYMAN) LTD., 2000-I


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   ERSTE BANK DER
                                   OESTERREICHISCHEN SPARKASSEN AG


                                   By: /s/ Robert J. Wagman
                                      ------------------------------------------
                                   Title: Vice President


                                   By: /s/ John Fay
                                      ------------------------------------------
                                   Title: Vice President




                                   FIDELITY ADVISOR SERIES II:
                                   FIDELITY ADVISOR FLOATING RATE
                                   HIGH INCOME


                                   By: /s/ Paul Maloney
                                      ------------------------------------------
                                   Title: Assistant Treasurer




                                   FIRST SUNAMERICA LIFE INSURANCE
                                       COMPANY

                                   By: /s/ Steven Oh
                                      ------------------------------------------
                                   Title: Authorized Agent




                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Joe Mynatt
                                      ------------------------------------------
                                   Title: Vice President

                                   FIRSTAR BANK, NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   FLEET NATIONAL BANK

                                   By: /s/ Patrick Bonebrake
                                      ------------------------------------------
                                   Title: Director




                                   GALAXY CLO 1999-1, LTD.
                                   By:  SAI Investment Advisor, Inc., its
                                        Collateral Manager

                                   By: /s/ Thomas G. Brandt
                                      ------------------------------------------
                                   Title: Managing Director




                                   GE CAPITAL CFE, INC.


                                   By: /s/ Karl Kieffer
                                      ------------------------------------------
                                   Title: Duly Authorized Signatory




                                   GENERAL MOTORS EMPLOYEES GLOBAL GROUP
                                   PENSION TRUST,
                                   By State Street Bank and Trust Company as
                                   Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   GENERAL MOTORS WELFARE BENEFITS
                                   TRUST,

                                   By State Street Bank and Trust Company as
                                   Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   HAMILTON CDO, LTD

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   HELLER FINANCIAL INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   INDOSUEZ CAPITAL FUNDING IV, L.P.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                   INNER HARBOR CBO 2001-1 LTD,
                                   By T.Rowe Price Associates, Inc., in its capacity as Collateral Manager

                                   By: /s/ Kim Z. Golden
                                      ------------------------------------------
                                   Title: Vice President

                                   JISSEKIKUN FUNDING, LTD. (Acct 1288)
                                   By:  Pacific Investment Management
                                        Company, LLC as its Investment
                                        Advisor


                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                   Title: Executive Vice President




                                   KZH CNC LLC


                                   By: /s/ Joyce Fraser-Bryant
                                      ------------------------------------------
                                   Title: Authorized Agent




                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ Joyce Fraser-Bryant
                                      ------------------------------------------
                                   Title: Authorized Agent




                                   KZH ING-2 LLC

                                   By: /s/ Joyce Fraser-Bryant
                                      ------------------------------------------
                                   Title: Authorized Agent




                                   KZH PONDVIEW LLC

                                   By: /s/ Joyce Fraser-Bryant
                                      ------------------------------------------
                                   Title: Authorized Agent

                                    KZH SOLEIL LLC

                                    By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------
                                    Title: Authorized Agent


                                    KZH SOLEIL-2 LLC

                                    By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------
                                    Title: Authorized Agent


                                    KZH STERLING LLC

                                    By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------
                                    Title: Authorized Agent


                                    KZH WATERSIDE LLC

                                    By: /s/ Joyce Fraser-Bryant
                                       ---------------------------------
                                    Title: Authorized Agent


                                    LONGHORN CDO (CAYMAN) LTD.
                                    By: Merrill Lynch Investment Managers,  L.P.
                                        as Investment Advisor

                                    By: /s/ Robert Phillips
                                       ---------------------------------
                                    Title: Authorized Signatory


                                    MADISON AVENUE CDO I, LIMITED, by
                                    METROPOLITAN LIFE INSURANCE COMPANY
                                    as Collateral Manager

                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    MADISON AVENUE CDO III, LTD, by
                                    Metropolitan Life Insurance Company,
                                    as Collateral Manager

                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES: BANK LOAN INCOME PORTFOLIO
                                    By: Merrill Lynch Investment
                                        Managers, L.P. as Investment
                                        Advisory

                                    By: /s/ Robert Phillips
                                       ---------------------------------
                                    Title: Authorized Signatory

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.

                                            By: /s/ Robert Phillips
                                               ---------------------------------
                                            Title: Authorized Signatory


                                            METROPOLITAN LIFE INSURANCE COMPANY

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            METROPOLITAN PROPERTY AND CASUALTY
                                            INSURANCE


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            THE MIZUHO CORPORATE BANK, LTD.


                                            By: /s/ Raymond Ventura
                                               ---------------------------------
                                            Title: Senior Vice President


                                            MUIRFIELD TRADING LLC

                                            By: /s/ Diana L. Mushill
                                               ---------------------------------
                                            Title: Assistant Vice President


                                            MUZINICH CASHFLOW CBO, LTD.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            NATEXIS BANQUES POPULAIRES

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                        NORSE CBO, LTD.
                                        By: Regiment Capital Management, LLC
                                            as its Investment Advisor
                                        By: Regiment Capital Advisors, LLC
                                            its Manager and pursuant to
                                            delegated authority

                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:


                                        NORTH AMERICAN SENIOR FLOATING RATE
                                        FUND INC

                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:


                                        OAK HILL SECURITIES FUND, L.P.
                                        By: Oak Hill Securities GenPar, L.P.,
                                            Its General Partner
                                        By: Oak Hill Securities MGP, Inc.,
                                            Its General Partner

                                        By: /s/ Scott D. Krase
                                           ---------------------------------
                                        Title: Authorized Signatory


                                        OAK HILL SECURITIES FUND II, L.P.
                                        By: Oak Hill Securities GenPar II, L.P.,
                                            Its General Partner
                                        By: Oak Hill Securities MGP II, Inc.,
                                            Its General Partner

                                        By: /s/ Scott D. Krase
                                           ---------------------------------
                                        Title: Authorized Signatory


                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                        By: /s/ Diana L. Mushill
                                           ---------------------------------
                                        Title: Authorized Agent


                                        PIMCO-SEQUILS-MAGNUM

                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:


                                        PINEHURST TRADING, INC.

                                        By:/s/ Diana L. Mushill
                                           ---------------------------------
                                        Title: Assistant Vice President

                                            PORTFOLIO

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            REGIMENT CAPITAL, LTD.
                                            By: Regiment Capital Management, LLC
                                                as its Investment Advisor
                                            By: Regiment Capital Advisors, LLC
                                                its Manager and pursuant to
                                                delegated authority

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            RIVIERA FUNDING LLC

                                            By: /s/ Diana L. Mushill
                                               ---------------------------------
                                            Title: Assistant Vice President


                                            ROSEMONT CLO, LTD

                                            By: Deerfield Capital Management LLC
                                                as its Collateral Manager

                                            By: /s/ Mark E. Wittnebel
                                               ---------------------------------
                                            Title: Senior Vice President


                                            SAWGRASS TRADING LLC

                                            By: /s/ Diana L. Mushill
                                               ---------------------------------
                                            Title: Assistant Vice President


                                            SCUDDER FLOATING RATE FUND

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor

                                            By: /s/ Scott H. Page
                                               ---------------------------------
                                            Title: Vice President

                                       SEQUILS-CENTURION V, LTD,
                                       American Express Asset Management
                                       Group Inc. as Collateral Manager

                                       By: /s/ Steven B. Staver
                                          ---------------------------------
                                       Title: Managing Director

                                       SEQUILS-CUMBERLAND I, LTD.
                                       By: Deerfield Capital Management, L.L.C.,
                                           as its Collateral Manager

                                       By: /s/ Mark E. Wittnebel
                                          ---------------------------------
                                       Title: Senior Vice President

                                       SEQUILS-MAGNUM, LTD. (#1280)

                                       By: Pacific Investment Management
                                           Company LLC,
                                           as its Investment Advisor

                                       By: /s/ Mohan V. Phansalkar
                                          ---------------------------------
                                       Title: Executive Vice President


                                       SRF 2000 LLC

                                       By: /s/ Diana L. Mushill
                                          ---------------------------------
                                       Title: Assistant Vice President


                                       STANFIELD ARBITRAGE CDO, LTD.

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       STANFIELD CLO, LTD.
                                       By: Stanfield Capital Partners LLC
                                           as its Collateral Manager

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:


                                       STANFIELD - HAMILTON CDO, LTD.

                                       By:
                                          ---------------------------------
                                       Name:
                                       Title:

                                            STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                            By: Stanfield Capital Partners LLC
                                                as its Collateral Manager

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            SUNAMERICA LIFE INSURANCE COMPANY

                                            By: /s/ Steven Oh
                                               ---------------------------------
                                            Title: Authorized Agent


                                            SUNTRUST BANK

                                            By: /s/ J. Eric Millham
                                               ---------------------------------
                                            Title: Director


                                            TORONTO DOMINION (NEW YORK) INC.

                                            By: /s/ Gwen Zirkle
                                               ---------------------------------
                                            Title: Vice President


                                            TRAVELERS CORPORATE LOAN FUND, INC.
                                            By: Travelers Asset Management
                                                International Company, LLC

                                            By: /s/ Pamela Westmoreland
                                               ---------------------------------
                                            Title: Vice President


                                            US BANK, NATIONAL ASSOCIATION

                                            By: /s/ Christian Jon Bugyis
                                               ---------------------------------
                                            Title: Vice President


                                            WINDSOR LOAN FUNDING, LIMITED
                                            By: Stanfield Capital Partners LLC
                                                as its Investment Manager

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            WINGED FOOT FUNDING TRUST

                                            By:/s/ Diana L. Mushill
                                               ---------------------------------
                                            Title: Authorized Agent

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 6:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
         By:    Young Broadcasting of Louisiana, Inc., its General Partner
WKRN, G.P.
         By:    Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
         By:    Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.

         By: /s/ James A. Morgan
            ---------------------------------
         Title: Executive Vice President
                and Chief Financial Officer